Exhibit 10.28

CERTIFICATE OF AMENDMENT

TO THE

ENCANA CORPORATION CANADIAN PENSION PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2011

WHEREAS Encana Corporation (the “Company”) sponsors the Encana Corporation Canadian Pension Plan (the “Plan”);

AND WHEREAS pursuant to Section 1.5.4 of the Plan, the Company reserves the right to amend the Plan;

AND WHEREAS the Company wishes to amend the Plan to comply with changes to applicable provincial pension legislation;

NOW THEREFORE WE CERTIFY that effective September 1, 2014, the Plan is hereby amended as described in the attached Amendment Number 2.

CERTIFIED to be an approved amendment of the Plan on this 24 day of November, 2014

/s/ Michael Williams	/s/ Patricia A. MacDonald
Signature	Signature

Mike Williams Executive Vice President, Corporate Services ENCANA CORPORATION Acting by and through its authorized agent, ENCANA SERVICES COMPANY LTD.	Patricia A. MacDonald Vice President, Human Resources ENCANA CORPORATION Acting by and through its authorized agent, ENCANA SERVICES COMPANY LTD.

Encana Corporation Canadian Pension Plan Amendment No. 2	1

AMENDMENT NUMBER 2

ENCANA COPORATION CANADIAN PENSION PLAN

The Encana Corporation Canadian Pension Plan (the “Plan”) is hereby amended effective September 1, 2014 as follows:

1.	In Paragraph 1.1.50 (a) (i), “three or more” is replaced with “more than three”.

2.	In Paragraph 1.1.50(a) (ii), “conjugal” is replaced with “marriage-like”.

3.	Subparagraph 1.1.50(ii) (A) is deleted in its entirety and replaced with the following:

“(A)	for a continuous period of at least 3 years; or”

4.	Section 1.1.55 is deleted in its entirety and replaced with the following:

“1.1.55 “Vesting Date” means the date upon which a Participant joins the Plan.”

5.	Section 1.6.2 is deleted in its entirety and replaced with the following:

“1.6.2	INTENTIONALLY DELETED”

6.	In Section 1.7.1, the following is added immediately after “Agreement”:

“and in accordance with Applicable Pension Laws”

7.	Paragraph 1.8.8 (a) is deleted in its entirety and replaced with the following:

“(a)	Notwithstanding any other provision of the Plan, for a Participant last employed by the Company in Alberta, upon retirement, death, termination of employment or termination of the Plan, the Company, a Participant or, if applicable his Spouse, may direct that a lump sum, equal to the Commuted Value, be paid as full and final satisfaction of all claims under the Plan by the Participant or Spouse, or anyone claiming by, through or under them, if such Commuted Value does not exceed 20% of the YMPE for the year of benefit payment, or such other amount as provided under Applicable Pension Laws.”

8.	In Article 1.8, the following Section 1.8.21 is added immediately following Section 1.8.20:

“1.8.21 Commutation for Shortened Life Expectancy

(i)	Where:

(A)	a benefit is required to be paid under the Plan to a Participant last employed in Alberta, other than a retired Participant in receipt of benefits; and

Encana Corporation Canadian Pension Plan Amendment No. 2	2

(B)	that Participant establishes that he has a terminal illness or disability which is likely to shorten his life expectancy considerably, as certified by a written statement from a medical practitioner licensed to practice in Canada, then the Participant’s Plan benefit may be commuted and paid in a lump sum or such other forms as permitted under Applicable Pension Laws, at the discretion of the Participant, provided that the appropriate forms are completed and filed as may be required by Applicable Pension Laws.”

9.	Paragraph 2.1.3(a) is deleted in its entirety and replaced with the following:

“(a)	Subject to paragraph (b), in the event that the Plan is terminated, or a DB Participant ceases to be an Employee by reason of:

(i)	retirement;

(ii)	death; or

(iii)	termination of employment;

and his Accumulated Required Contributions at such date exceed one-half of the Commuted Value of his DB Pension Benefits that relate to his membership in the Plan during the period in which he was required to make contributions on and after January 1, 1987, excluding Optional DB Pension Benefits, at such date, the amount of the excess shall be paid to the Participant, his Spouse or his Designated Beneficiary, as appropriate. Where the Participant was last employed by the Company in Alberta, the Participant or his Spouse, as applicable, may alternatively elect to have the excess transferred to:

(A)	another pension plan, if and to the extent that the other plan allows the transfer;

(B)	a retirement savings plan or retirement income fund registered under Revenue Rules; or

(C)	an insurance company to purchase a deferred annuity.”

10.	Paragraph 2.7.1(d) is deleted in its entirety and replaced with the following:

“(d)	In calculating benefits in accordance with subsections (a), (b) and (c), the DB Participant shall be deemed to have:

(i)	retired on his date of death, if the DB Participant was within 10 years of his Normal Retirement Date on his date of death; or

Encana Corporation Canadian Pension Plan Amendment No. 2	3

(ii)	terminated employment on his date of death, otherwise.”

11.	Section 2.8.1 is deleted in its entirety and replaced with the following:

“2.8.1	INTENTIONALLY DELETED”

12.	In Section 2.8.2, the title is deleted and replaced with “Termination”, and the first sentence is amended by deleting “on or after his Vesting Date”.

13.	In Paragraph 2.9.1(a), the words “other than in accordance with Section 2.8.1” are deleted.

14.	In Paragraph 3.4.2(a)(i), the following is added to the end thereof:

“or such other form as may be required by Applicable Pension Laws.”

15.	In Section 3.4.3, the first sentence is deleted in its entirety and replaced with the following:

“A separate account may be maintained by the Funding Agency in the Fund which represents the undistributed DC Participants’ Company Accounts which were forfeited prior to September 1, 2014.”

16.	Section 3.5.4 is deleted in its entirety and replaced with the following:

“3.5.4	Transfers at the Company’s Discretion

Notwithstanding Section 3.5.3, the Company may, at their discretion, upon retirement, transfer the value of a DC Participant’s Accounts to a Locked-in Retirement Fund in accordance with Applicable Pension Laws.”

17.	Section 3.7.1 is deleted in its entirety and replaced with the following:

“3.7.1	INTENTIONALLY DELETED”

18.	In Section 3.7.2, the title is deleted and replaced with “Termination”, and the first sentence is amended by deleting “on or after his Vesting Date”.